SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  September 8, 1995


                      Health Insurance of Vermont, Inc.
           (Exact name of Registrant as specified in its charter)

    Vermont                       0-9934                  03-0211497
(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)          Identification No.)
incorporation)


One Roosevelt Highway, Colchester, Vermont                         05446
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (802) 655-5500



Item 5.  Other Events.

On September 11, 1995, at a special meeting of the shareholders of Health Insurance of Vermont, Inc. (the "Company"), the shareholders approved of the following shareholder proposals:

1. The removal of Sections 2:8 and 2:9 of the Company's bylaws, which impose certain requirements upon shareholders who wished to nominate a person to the Company's Board of Directors or bring any other business before an annual meeting of the shareholders of the Company.

    For:  292,303           Against:  169,490          Abstain:  4,307

2. In accordance with 11A V.S.A. [Section] 8.08(a), the removal of the following Directors:

       Name                            Shareholder Votes

Duncan F. Brown        For:  292,378    Against:  172,122    Abstain:  2,716
David E. Sams, Jr.     For:  293,643    Against:  167,347    Abstain:  2,541
William H. Chadwick    For:  257,427    Against:  203,901    Abstain:  2,288
Nelson S. Burbank      For:  295,641    Against:  167,687    Abstain:  1,910
Thomas O. Putnam       For:  293,260    Against:  169,019    Abstain:  2,154
Hilton A. Wick         For:  258,901    Against:  201,495    Abstain:  2,653


3. In accordance with Section 3:2 of the Company's Bylaws reduce the size of the Company's Board from nine members to seven members.

    For:  294,412           Against:  166,567          Abstain:  3,327

4.  Election of the following persons to be members of the Company's Board of
    Directors:


Name                 Term to Expire          Shareholder Votes

Robert S.W. Leong    1998              For:  295,881    Abstain:  168,525
James L. Fraser      1997              For:  262,413    Abstain:  202,147
David W. Menard      1996              For:  295,237    Abstain:  168,410
Robert S. Savage     1997              For:  295,231    Abstain:  168,416
Robert J. Kecseg     1996              For:  260,630    Abstain:  203,035


      The vote tabulations set forth above are approximate based on the Company's preliminary totals. Final tabulations are not expected to vary materially from those set forth above.

      The following table sets forth certain information concerning the new Board members:


Name                  Age    Principal Business Occupation
                             For the Last Five Years

Robert S.W. Leong     46     Private Investor, Seattle, Washington since
                             1989.  Mr. Leong was formerly Vice President-
                             Administration of a wholesale distribution firm,
                             Mutual Distributors, Ltd., of Honolulu, Hawaii
                             from 1977 to 1989.  Mr. Leong was a director of
                             the Hawaiian Island Freight Association from
                             1985 to 1989.

Robert S. Savage     67      Private investor, Charlotte, North Carolina,
                             since 1985.  Mr. Savage was formerly the
                             director of ANTA Corp., a New York stock
                             exchange listed company, and Bonray Drilling
                             Company, a listed OTC company during Mr.
                             Savage's tenure as a director.  Mr. Savage is
                             not currently a director of any companies with a
                             class of securities registered under the
                             Securities and Exchange Act of 1934.

James L. Fraser      65      Mr. Fraser has served as the President and
                             founder of Fraser Management Associates, Inc., a
                             registered investment advisory firm in
                             Burlington, Vermont, since 1969.  Mr. Fraser
                             also serves as Secretary of the Company, and was
                             elected to such position at the Company's most
                             recent annual shareholder's meeting.

Robert J. Kecseg     42      Since 1984, Mr. Kesceg has served as Registered
                             Principal - Supervisory Analyst, Southwest
                             Securities, Inc., Irving, Texas.

David W. Menard      57      During the past five years, Mr. Menard has
                             served as President of two investment banking
                             firms; Colmen Menard Company, Inc., Bala Cynwyd,
                             Pennsylvania, and a predecessor affiliate,
                             Colmen Management Company, Philadelphia, Penn-
                             sylvania.


      As of the July 13, 1995 record date for the shareholders' meeting, the Company had 531,596 shares of issued and outstanding common stock. The proposals approved at the September 11, 1995, shareholders meeting were implemented as of that date.

      In addition, on September 8, 1995, the Company's Chairman resigned from that position. His seat on the Board of Directors was filled by action of the shareholders as described above. Robert Leong has been elected the Chairman of the Company's Board of Directors.

Item 7.  Exhibits.


                Exhibit No.     Description

                 3.2            Amended and Restated Bylaws of the Company dated September 11, 1995.
                99.1            Press release from the Company dated September 8, 1995.
                99.2            Press release from the Company dated September 15, 1995.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTH INSURANCE OF VERMONT, INC.


                                       /s/Robert S.W. Leong
                                       Robert Leong
                                       Chairman and Chief Executive Officer


Date:  September 18, 1995